Exhibit 99.1

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company
	Statement Number:	85

Chapter 11	For the Period FROM:	11/1/2008

Case No. LA 01-44828-SB (Substantively Consolidated with	TO:	11/30/2008

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
CASH ACTIVITY ANALYSIS (Cash Basis Only)

		Collateral	Concentration	City National
		Account	Account	Collection Account
Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$11,423,953.15	$10,301,558.51	$1,229,576.63

B. Less: Total Disbursements per all Prior Statements		$10,700,703.38	$10,145,742.20	$44,966.80
C. Beginning Balance		$991,582.98	$221,772.52	$1,184,609.83

D. Receipts during Current Period
Description

11/7/2008	Wire Transfer		$30,000.00
11/13/2008	Kinowelt		$756.00
11/20/2008	Wire Transfer		$45,000.00
11/21/2008	Compact Collections	$6,173.02
11/21/2008	Vision Films			$24,136.97
11/28/2008	Daro Films	$56,490.82
11/30/2008	interest	$158.61

TOTAL RECEIPTS THIS PERIOD		$62,822.45	$75,756.00	$24,136.97	—

E. Balance Available (C plus D)		$1,054,405.43	$297,528.52	$1,208,746.80	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 85	Page 2 of 3
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose
Wire	11/04/2008	Payroll Tax		$4,439.73
8547	11/04/2008	Payroll		$1,358.59
8548	11/04/2008	Payroll		$6,474.35
8549	11/04/2008	Payroll		$2,893.10
Wire	11/07/2008	Wire Transfer	$30,000.00
Wire	11/14/2008	ADP		$102.96
Wire	11/14/2008	Comerica Bank		$6.05
1292	11/14/2008	Bonded Services		$6,388.84
1293	11/14/2008	New Wave Entertainment		$105.00
1294	11/14/2008	Recall		$918.80
1295	11/14/2008	Varien		$318.00
1296	11/14/2008	Xerox		$20.83
1297	11/17/2008	Point 360		$540.00
Wire	11/18/2008	Payroll Tax		$5,544.33
8550	11/18/2008	Payroll		$1,358.57
8551	11/18/2008	Payroll		$7,848.95
8552	11/18/2008	Payroll		$2,893.10
Wire	11/20/2008	Wire Transfer	$45,000.00
Wire	11/21/2008	ADP		$18.58
1298	11/24/2008	AT & T		$364.80
1299	11/24/2008	Blue Shield		$586.00
1300	11/24/2008	Bonded Services		$4,000.00
1301	11/24/2008	Bowne of Los Angeles		$798.00
1302	11/24/2008	Federal Express		$167.87
1303	11/24/2008	Health Net		$8,191.85
1304	11/24/2008	Kevin Marino		$165.61
1305	11/24/2008	New Beginnings Enterprises		$9,440.60
Wire	11/25/2008	Payroll Tax		$4,575.84
1309	11/25/2008	Keren Aminia		$569.35
1313	11/25/2008	Payroll		$9,124.54
1314	11/25/2008	Payroll		$6,884.26
1315	11/25/2008	Payroll		$8,611.80
8553	11/25/2008	Payroll		$1,358.59
8554	11/25/2008	Payroll		$6,653.65
8555	11/25/2008	Payroll		$2,901.06
Wire	11/26/2008	Payroll Tax		$7,054.40
Wire	11/28/2008	ADP		$162.96
Wire	11/30/2008	City National Bank			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$75,000.00	$112,840.96	$50.00	—

G. Ending Balance (E less F)			$979,405.43	$184,687.56	$1,208,696.80	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 85	Page 3 of 3

H.	(1)	Collateral Account:

		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081

		b)	Account Number:	323221556

	(2)	Concentration Account:

		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024

		b)	Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£219,367.88	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£246,371.22	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$39,953.38
Denial Venture	1890-69-6501	$244,373.85
Cracker LLC	1891-04-1665	$15,475.06
Swing	323-518095	$13,031.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

Debtor in Possession